UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 25, 2017

FIRST FINANCIAL BANKSHARES, INC.

(Exact Name of Registrant as Specified in its Charter)

Texas	0-7674	75-0944023
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

400 Pine Street,

Abilene, Texas 79601

(Address of Principal Executive Offices and Zip Code)

Registrant’s Telephone Number (325) 627-7155

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13 e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

(a)	On April 25, 2017, the annual meeting of shareholders of the Company was held in Abilene, Texas.

(b)	The following is a summary of the matters voted on at the annual meeting:

(1)	The following directors were elected at the annual meeting to hold office until the 2018 annual meeting of shareholders, and the respective number of votes cast for and withheld are as follows:

Director	Votes For	Votes Withheld
April Anthony	46,616,564	89,422
Steven L. Beal	46,627,776	78,210
Tucker S. Bridwell	46,528,597	177,389
David Copeland	46,618,279	87,707
F. Scott Dueser	46,602,086	103,900
Murray Edwards	46,635,360	70,626
Ron Giddiens	46,636,854	69,132
Tim Lancaster	46,613,337	92,649
Kade L. Matthews	46,610,285	95,701
Ross Smith	46,631,803	74,183
Johnny E. Trotter	46,532,016	173,970

There were 11,792,818 broker non-votes.

(2)	The shareholders voted to ratify the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2017 by a vote of 57,391,939 for, 1,056,029 against and 50,836 abstained. There were no broker non-votes.

(3)	The shareholders approved the following resolution:

“RESOLVED, that the shareholders of First Financial Bankshares, Inc. hereby approve on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K to the Company’s Proxy Statement for the 2017 Annual Meeting of Shareholders, including the Compensation Discussion and Analysis compensation tables and narrative discussion,” by a vote of 45,358,585 for, 797,133 against and 550,268 abstained. There were 11,792,818 broker non-votes.

(4)	The shareholders voted on the following resolution:

“RESOLVED, that the option of once every year, two years or three years that receives the highest number of votes cast for this resolution will be determined to be the preferred frequency with which the Company is to hold an advisory vote of the shareholders on the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis compensation tables and narrative discussion,” with the following voting results: 29,896,812 every year, 436,219 every two years, 15,376,881 every three years, and 996,074 abstained. There were 11,792,818 broker non-votes.

Consistent with the Board of Director’s recommendation set forth in the Company’s definitive proxy statement for the 2017 annual meeting of shareholders and in light of the above voting results, the Board of Directors determined to hold an annual shareholder advisory vote to approve the compensation of the Company’s named executive officers, commencing with its 2018 annual meeting of shareholders, and continuing thereafter until such time that the frequency vote is next presented to shareholders or until the Board of Directors determines that a different frequency is in the best interest of the Company and its shareholders.

ITEM 7.01 REGULATION FD DISCLOSURE

Attached as exhibit 99.1 to this Form 8-K is the press release dated April 25, 2017 announcing the results of the Annual Meeting of Shareholders of the Company.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Exhibit

99.1	Press Release dated April 25, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL BANKSHARES, INC. (Registrant)

DATE: April 25, 2017	By:	/S/ F. Scott Dueser
F. SCOTT DUESER
President and Chief Executive Officer